UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23925

First Eagle Real Estate Debt Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas

New York, NY 10105-4300

Sheelyn Michael

First Eagle Investment Management, LLC 1345 Avenue of the Americas

New York, NY 10105

Registrant’s telephone number, including area code: 1-212-698-330

Date of fiscal year end: December 31

Date of reporting period: December 31,2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N- CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2025

First Eagle Real Estate Debt Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as fund managers is to communicate with shareholders in an open and direct manner. Some of our commentary to shareholders are based on current management expectations and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seek”, “think”, “ought”, “try” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Management’s Discussion of Fund
Performance

Although mortgage rates fell in 2025, home affordability continued to be strained in 2025 because of a persistent supply-demand imbalance. The rate on 30-year fixed-rate mortgages ended the year at 6.15%, down from 6.91% at the end of 2024 and consistent with the rate levels last seen consistently in 2022.1 Lower mortgage rates and slowing price growth have supported momentum for both new and existing home sales, demonstrating the pent-up demand for housing in the US and the ongoing need for capital to refurbish existing homes and to develop lots for new homes.

Existing home sales, which account for the vast majority of US housing market activity, ended 2025 with four straight months of gains—and December was particularly robust—but still remain well below historical trends. Existing home sales of 4.06 million during the year represented the slowest activity since 19952. New-home sales have continued to improve, bolstered by easing mortgage rates and ongoing homebuilder incentives, illustrating both the pent-up demand for housing and the commitment of homebuilders to support the market as necessary.3

The portfolio has a healthy exposure to residential transitional loans, in our view; the relatively small size of these deals facilitates portfolio and geographic diversification, and their short durations and strong cash flows provide ample opportunities to redeploy capital as market opportunities shift. Since the portfolio’s inception, 44% of the loans were paid off at a weighted average loan-to-value of 65% as of December 31, 2025—with a significant equity cushion for us as lenders as a result of our conservative underwriting standards.

During the fourth quarter, we introduced the first builder financing transaction to the portfolio, which provides off-balance-sheet financing to a large public homebuilder for the acquisition and development of land in Williamsburg, Virginia. The development is expected to yield 199 single-family detached lots in what is a particularly tight southeastern Virginia/northeastern North Carolina housing market.

First Eagle Real Estate Debt Fund Class I paid an annualized distribution rate of 8.25% in the period since inception on March 31, 2025 and ended on December 31, 2025.

1Source: Freddie Mac; data as of December 31, 2025.
2Source: National Association of Realtors; data as of January 14, 2026.
3Source: US Census Bureau; data as of January 13, 2026.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Management’s Discussion of Fund Performance

Residential transitional loans (RTLs) are short-term loans to real estate developers for the purpose of renovating a residential property. The loans are secured by the property being renovated.

Builder financing is a financing agreement through which a capital provider, for a fee, acquires and holds a property on behalf of a homebuilder that has agreed to purchase lots on the property on a predetermined schedule.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund

Fund Overview

Data as of December 31, 2025 (unaudited)

Investment Objective

The First Eagle Real Estate Debt Fund’s investment objective is to seek to provide attractive risk-adjusted returns and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, a majority of its Managed Assets in a portfolio of residential and residential-related real estate-related investments. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets in a portfolio of public and private real estate-related debt investments.

Average Annual Returns^ (%)	Inception (3/31/25) to Date
First Eagle Real Estate Debt Fund Class I	6.56
Bloomberg US Aggregate — Total Return	4.40

Asset Allocation* (%)

Debt Breakdown** (%)
Private vs. Public
Private Credit	86.7
Public Credit	13.3

Regions (%)1

West	58.3
Northeast	29.6
Southeast	7.2
Southwest	3.1
Midwest	1.8

Portfolio Characteristics**

Weighted Average Term (Months)	13.7
Weighted Average Coupon	9.0%
Weighted Average Loan-to-Value	68.0%
Number of Positions	70
^Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower. For information regarding these fee waivers and/or expense limitations, see Note 6.
*Asset Allocation is based on total investments in the portfolio.
**Excludes short-term investments.
1The regions table is for the Residential Transitional Loans only.
 The Fund’s portfolio composition is subject to change at any time.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

Top 10 Holdings* (%)

Farmstead TH LLC, 11562 (Residential Transitional Loans, United States)	9.1
5 Star Discount Homes LLC, 11641 (Residential Transitional Loans, United States)	5.8
Boise Views LLC, 11620 (Residential Transitional Loans, United States)	4.8
Peaks Townhomes, 11558 (Residential Transitional Loans, United States)	4.6
Peaks Townhomes, 11557 (Residential Transitional Loans, United States)	4.5
445 GK LLC, 11573 (Residential Transitional Loans, United States)	4.0
1103 Hoe NY LLC, 11571 (Residential Transitional Loans, United States)	3.9
205 Fairview Ave., 11552 (Residential Transitional Loans, United States)	3.8
1202 Carroll LLC, 11551 (Residential Transitional Loans, United States)	3.3
Bellemeade Re Ltd. Series 2025‑1, Class B1 (Residential Mortgage-Backed Securities, Bermuda)	3.2
Total	47.0
*Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.
 Percentages are based on total net assets.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Residential Transitional Loans — 87.5%
Midwest — 1.6%
4 Pillars Properties LLC, 11509, 8.00%, 05/01/2026‡ (a)	177,900	177,900
Freddy LLC, 11436, 12.34%, 04/01/2026‡ (a)	243,000	243,000
Jan Realty LLC, 11489, 9.00%, 05/01/2026‡ (a)	196,000	196,000
KTL Real Estate LLC, 11494, 10.04%, 05/01/2026‡ (a)	164,000	164,000
780,900
Northeast — 25.9%
1018 Hancock Ave., LLC, 11485, 9.50%, 02/01/2026‡ (a)	773,999	773,999
1103 Hoe NY LLC, 11571, 9.75%, 11/01/2026‡ (a)	1,958,000	1,958,000
1202 Carroll LLC, 11551, 9.50%, 06/01/2026‡ (a)	1,660,000	1,660,000
205 Fairview Ave., 11552, 9.25%, 07/01/2026‡ (a)	1,923,000	1,923,000
3 Riverview MB, 11422, 9.50%, 03/01/2026‡ (a)	937,950	937,950
445 GK LLC, 11573, 9.63%, 07/01/2026‡ (a)	2,005,000	2,005,000
521 Bayway LLC, 11634, 8.25%, 12/01/2026‡ (a)	573,448	573,448
ABC Andover LLC, 11418, 9.00%, 03/01/2026‡ (a)	1,080,400	1,080,400
AMCAN Consulting LLC, 11504, 9.00%, 05/01/2026‡ (a)	228,000	228,000
J&M Moore Enterprise, 11501, 7.80%, 05/01/2026‡ (a)	241,600	241,600
Le Roi Unique LLC, 11446, 10.34%, 04/01/2026‡ (a)	107,600	107,600
NYC Holding Group, 11426, 9.00%, 07/01/2026‡ (a)	378,000	378,000
PPP Properties, 11572, 8.63%, 09/01/2026‡ (a)	191,250	191,250
PPP Properties, 11619, 8.50%, 11/01/2026‡ (a)	695,750	695,750

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Northeast — 25.9% (continued)
Right Hand Offers, 11617, 8.50%, 11/01/2026‡ (a)	255,000	255,000
13,008,997
Southeast — 6.3%
Annamalayar LLC, 11643, 8.61%, 07/01/2027‡ (a)	562,262	562,262
Cab Homez LLC, 11505, 9.29%, 05/01/2026‡ (a)	193,000	193,000
Canopy West LLC, 11490, 9.00%, 11/01/2026‡ (a)	197,250	197,250
GMS Property Investments, 11493, 10.04%, 05/01/2026‡ (a)	150,300	150,300
Gore Properties LLC, 11519, 8.00%, 05/01/2026‡ (a)	224,100	224,100
Henry Investment, 11443, 11.09%, 04/01/2026‡ (a)	531,200	531,200
HHM Properties LLC, 11497, 7.75%, 05/01/2026‡ (a)	279,750	279,750
J Harris Investments, 11520, 8.04%, 05/01/2026‡ (a)	60,000	60,000
JMHOMER’S LLC, 11438, 11.09%, 04/01/2026‡ (a)	210,000	210,000
Palm Tree Real Estate, 11512, 8.29%, 05/01/2026‡ (a)	205,300	205,300
Properties By T&M, 11441, 10.84%, 04/01/2026‡ (a)	119,700	119,700
Rayna Properties LLC, 11437, 7.30%, 04/01/2026‡ (a)	300,000	300,000
Verona Assets, Inc., 11621, 9.13%, 05/04/2026‡ (a)	141,300	141,300
3,174,162
Southwest — 2.7%
Cadous LLC, 11532, 9.13%, 01/01/2026‡ (a)	411,800	411,800
DMG Desert Estates, 11590, 9.13%, 03/10/2026‡ (a)	285,800	285,800
Realtech Capital LLC, 11604, 9.13%, 10/08/2026‡ (a)	287,100	287,100
Two Friends One Goal, 11502, 8.20%, 05/01/2026‡ (a)	289,600	289,600

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Southwest — 2.7% (continued)
Vapa Investments LLC, 11636, 8.00%, 12/01/2026‡ (a)	103,500	103,500
1,377,800
West — 51.0%
365 PNW Ventures, Inc., 11600, 9.13%, 09/12/2026‡ (a)	569,700	569,700
5 Star Discount Homes LLC, 11641, 8.50%, 11/01/2026‡ (a)	2,921,867	2,921,867
814 York LLC, 11623, 9.13%, 11/18/2026‡ (a)	441,000	441,000
Arlington Ave., Properties, 11506, 10.04%, 05/01/2026‡ (a)	478,000	478,000
Boise Views LLC, 11620, 8.69%, 05/01/2027‡ (a)	2,422,250	2,422,250
Cal Valley Investments, Inc., 11598, 9.13%, 03/29/2026‡ (a)	251,100	251,100
Cal Valley Investments, Inc., 11603, 9.13%, 04/07/2026‡ (a)	436,500	436,500
Dez Development, 11560, 8.39%, 08/01/2026‡ (a)	1,349,166	1,349,166
Farmstead TH LLC, 11562, 8.39%, 01/01/2027‡ (a)	4,555,000	4,555,000
Homes By Burgess, 11592, 9.13%, 03/11/2026‡ (a)	705,000	705,000
Ironhorse Fund, 11559, 8.18%, 08/01/2026‡ (a)	1,413,867	1,413,867
JANDS Enterprises, 11507, 9.30%, 05/01/2027‡ (a)	634,445	634,445
Leah Court LLC, 11541, 8.85%, 04/01/2026‡ (a)	271,003	271,003
Leah Court LLC, 11542, 8.85%, 04/01/2026‡ (a)	275,291	275,291
Leah Court LLC, 11543, 8.85%, 04/01/2026‡ (a)	262,861	262,861
Leah Court LLC, 11544, 8.85%, 04/01/2026‡ (a)	273,964	273,964
Muzzy Construction LLC, 11644, 7.97%, 01/01/2027‡ (a)	236,247	236,247
Nelly Homes CORP., 11492, 9.50%, 05/01/2026‡ (a)	313,035	313,035

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
West — 51.0% (continued)
Patino Investments., 11578, 9.13%, 05/29/2026‡ (a)	252,000	252,000
Peaks Townhomes, 11557, 8.90%, 11/01/2026‡ (a)	2,287,814	2,287,814
Peaks Townhomes, 11558, 8.90%, 11/01/2026‡ (a)	2,294,834	2,294,834
Prima Homes Inc., 11563, 10.08%, 07/01/2026‡ (a)	100,000	100,000
RESI Real Estate, 11594, 9.13%, 09/15/2026‡ (a)	589,500	589,500
RESI Real Estate, 11625, 9.13%, 11/14/2026‡ (a)	450,000	450,000
Starboard VA LLC, 11432, 9.75%, 01/01/2026‡ (a)	672,000	672,000
Taft Gardens LLC, 11561, 8.79%, 07/01/2026‡ (a)	476,559	476,559
TERO Build LLC, 11595, 9.13%, 09/09/2026‡ (a)	720,000	720,000
25,653,003
Total Residential Transitional Loans ($43,994,862)		43,994,862
Residential Mortgage-Backed Securities — 13.7%
Bellemeade Re Ltd. (Bermuda) Series 2025‑1, Class M2, 7.77%, 10/25/2035 (b)(c)(d)	1,500,000	1,506,549
Series 2025‑1, Class B1, 8.92%, 10/25/2035 (b)(c)(d)	1,600,000	1,608,561
Ellington Financial Mortgage Trust Series 2025-RTL1, Class M2, 8.33%, 11/25/2040 (b)(c)(d)	1,250,000	1,250,749
Ocwen Loan Investment Trust Series 2025-HB2, Class M4, 3.00%, 11/25/2038 (b)(e)	1,500,000	1,245,511
Verus Securitization Trust Series 2025‑6, Class B1, 6.87%, 07/25/2070 (b)(c)(d)	1,250,000	1,268,433
Total Residential Mortgage-Backed Securities (Cost $6,838,728)		6,879,803

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Investment in Private Investment Vehicle — 1.8%
Land Banking Loans — 1.8%
Quarter Path 13.50%, 07/31/2029‡ (a) (Cost $907,230)	907,230	907,230
	Shares
Short-Term Investments — 1.3%
Investment Companies — 1.3%
BlackRock FedFund — Institutional Shares 3.65% (f) (Cost $667,588)	667,588	667,588
Total Investments — 104.3% (Cost $52,408,408)		52,449,483
Reverse Repurchase Agreement — (5.2)% (Proceeds $(2,606,000))		(2,606,000)
Other Assets Less Liabilities — 0.9%		470,884
Net Assets — 100.0%		50,314,367
‡Value determined using significant unobservable inputs.
(a)Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act. Total value of all such securities at December 31, 2025 amounted to $44,902,092, which represents approximately 89.24% of net assets of the Fund.
Loans	Acquisition Date	Cost	Carrying Value Per Share/Principal

Residential Transitional Loans

1018 Hancock Ave. LLC, 11485	05/01/25 - 11/12/25	$773,999	$100.00
1103 Hoe NY LLC, 11571	08/26/25 - 12/24/25	1,958,000	100.00
1202 Carroll LLC, 11551	08/07/25 - 09/11/25	1,660,000	100.00
205 Fairview Ave., 11552	08/07/25 - 12/19/25	1,923,000	100.00
3 Riverview MB, 11422	04/02/25 - 11/14/25	937,950	100.00
365 PNW Ventures, Inc., 11600	10/10/25	569,700	100.00
4 Pillars Properties LLC, 11509	05/01/25 - 07/17/25	177,900	100.00
445 GK LLC, 11573	08/26/25 - 10/29/25	2,005,000	100.00
5 Star Discount Homes LLC, 11641	12/12/25	2,921,867	100.00
521 Bayway LLC, 11634	12/10/25 - 12/30/25	573,448	100.00
814 York LLC, 11623	11/26/25	441,000	100.00

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | December 31, 2025

Loans	Acquisition Date	Cost	Carrying Value Per Share/Principal
ABC Andover LLC, 11418	04/02/25 - 12/03/25	$1,080,400	$100.00
AmCan Consulting LLC, 11504	05/01/25 - 12/15/25	228,000	100.00
Annamalayar LLC, 11643	12/30/25	562,262	100.00
Arlington Ave., Properties, 11506	05/01/25 - 10/24/25	478,000	100.00
Boise Views LLC, 11620	10/24/25 - 10/31/25	2,422,250	100.00
Cab Homez LLC, 11505	05/01/25 - 10/24/25	193,000	100.00
Cadous LLC, 11532	05/15/25	411,800	100.00
Cal Valley Investments, Inc., 11598	10/07/25	251,100	100.00
Cal Valley Investments, Inc., 11603	10/17/25	436,500	100.00
Canopy West LLC, 11490	05/01/25 - 10/22/25	197,250	100.00
Dez Development, 11560	08/07/25 - 12/31/25	1,349,166	100.00
DMG Desert Estates, 11590	09/15/25	285,800	100.00
Farmstead TH LLC, 11562	08/14/25	4,555,000	100.00
Freddy LLC, 11436	04/04/25	243,000	100.00
GMS Property Investments, 11493	05/01/25	150,300	100.00
Gore Properties LLC, 11519	05/01/25	224,100	100.00
Henry Investment, 11443	04/04/25 - 06/10/25	531,200	100.00
HHM Properties LLC, 11497	05/01/25 - 08/15/25	279,750	100.00
Homes By Burgess, 11592	09/15/25 - 11/07/25	705,000	100.00
Ironhorse Fund, 11559	08/07/25 - 11/03/25	1,413,867	100.00
J Harris Investments, 11520	05/01/25	60,000	100.00
J&M Moore Enterprise, 11501	05/01/25 - 08/15/25	241,600	100.00
JAN Realty LLC, 11489	05/01/25	196,000	100.00
Jands Enterprises, 11507	05/01/25 - 10/10/25	634,445	100.00
JMHOMER’S LLC, 11438	04/04/25 - 08/20/25	210,000	100.00
KTL Real Estate LLC, 11494	05/01/25 - 08/06/25	164,000	100.00
Le Roi Unique LLC, 11446	04/04/25 - 05/07/25	107,600	100.00
Leah Court LLC, 11541	07/03/25 - 12/10/25	271,003	100.00
Leah Court LLC, 11542	07/03/25 - 12/10/25	275,291	100.00
Leah Court LLC, 11543	07/03/25 - 12/10/25	262,861	100.00
Leah Court LLC, 11544	07/03/25 - 12/10/25	273,964	100.00
Muzzy Construction LLC, 11644	12/30/25	236,247	100.00
Nelly Homes Corp., 11492	05/01/25 - 08/27/25	313,035	100.00
NYC Holding Group, 11426	04/02/25	378,000	100.00
Palm Tree Real Estate, 11512	05/01/25 - 11/25/25	205,300	100.00

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | December 31, 2025

Loans	Acquisition Date	Cost	Carrying Value Per Share/Principal
Patino Investments., 11578	09/08/25	$252,000	$100.00
Peaks Townhomes, 11557	08/07/25 - 12/17/25	2,287,814	100.00
Peaks Townhomes, 11558	08/07/25 - 12/17/25	2,294,834	100.00
PPP Properties, 11572	08/26/25 - 11/07/25	191,250	100.00
PPP Properties, 11619	10/29/25 - 12/26/25	695,750	100.00
Prima Homes Inc., 11563	08/14/25	100,000	100.00
Properties By T&M, 11441	04/04/25 - 11/12/25	119,700	100.00
Rayna Properties LLC, 11437	04/04/25	300,000	100.00
Realtech Capital LLC, 11604	10/17/25	287,100	100.00
RESI Real Estate, 11594	09/25/25	589,500	100.00
RESI Real Estate, 11625	12/02/25	450,000	100.00
Right Hand Offers, 11617	10/24/25 - 10/27/25	255,000	100.00
Starboard VA LLC, 11432	04/02/25	672,000	100.00
Taft Gardens LLC, 11561	08/14/25 - 11/03/25	476,559	100.00
TERO Build LLC, 11595	09/25/25 - 11/21/25	720,000	100.00
Two Friends One Goal, 11502	05/01/25 - 08/26/25	289,600	100.00
Vapa Investments LLC, 11636	12/10/25	103,500	100.00
Verona Assets, Inc., 11621	11/14/25	141,300	100.00
Total Residential Transitional Loans		43,994,862

Land Banking Loans

Quarter Path	12/18/25	907,230	100.00
$44,902,092
(b)Securities exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at December 31, 2025 amounted to $6,879,803, which represents approximately 13.67% of net assets of the Fund.
(c)Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2025.
(d)A portion or all of the security is designated as collateral for reverse repurchase agreements.
(e)Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of December 31, 2025.
(f)Represents 7-day effective yield as of December 31, 2025.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | December 31, 2025

As of December 31, 2025, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$41,075
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$41,075
Federal income tax cost	$52,408,408

Reverse Repurchase Agreement

Counterparty	Interest Rate (%)	Trade Date	Maturity Date	Face Value ($)		Face Value Including Accrued Interest ($)	Type of Non Cash Underlying Collateral	Remaining Contractual Maturity of Agreement
RBC Capital Markets Corporation	4.85		12/15/2025	05/15/2026	(657,000)	(658,505)		Residential Mortgage- Backed Securities	134
RBC Capital Markets Corporation	5.48		11/18/2025	05/18/2026	(450,000)	(453,014)		Residential Mortgage- Backed Securities	137
RBC Capital Markets Corporation	4.95		12/15/2025	05/15/2026	(759,000)	(760,774)		Residential Mortgage- Backed Securities	134
RBC Capital Markets Corporation	5.32		11/17/2025	05/18/2026	(740,000)	(744,921)		Residential Mortgage- Backed Securities	137

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

December 31, 2025

Consolidated Statement of Assets and Liabilities

First Eagle Real Estate Debt Fund*
Assets
Investments (Cost $52,408,408) (Note 2)	$52,449,483
Cash	644,111
Due from custodian	295,456
Receivable for investments sold	198,900
Receivable for Fund shares sold	142,928
Accrued interest and dividends receivable	567,760
Other assets	1,110
Total Assets	54,299,748
Liabilities
Investment advisory fees payable (Note 6)	115,829
Reverse repurchase agreements, at value	2,606,000
Payable for investment purchased	201,373
Administrative fees payable (Note 6)	5,823
Payable for dividends to shareholders	322,407
Interest expense and fees payable	11,214
Accrued expenses and other liabilities	722,735
Total Liabilities	3,985,381
Commitments and contingent liabilities^	—
Net Assets	$50,314,367
Net Assets Consist of
Paid in capital	$50,155,584
Total distributable earnings (losses)	158,783
Net Assets	$50,314,367
Class I
Net Assets	$50,314,367
Shares Outstanding	1,988,683
Net asset value per share and redemption proceeds per share	$25.30
*Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC and First Eagle Real Estate Debt Cayman Fund, Ltd.
^See Note 6 in the Notes to the Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Consolidated Statement of Operations

Period ended December 31, 2025

First Eagle Real Estate Debt Fund*
For the Period 3/31/25† - 12/31/25
Investment Income
Interest	$1,881,310
Dividends	54,607
Total Income	1,935,917
Expenses
Investment advisory fees (Note 6)	285,034
Shareholder servicing agent fees	6,521
Administrative fees (Note 6)	10,735
Professional fees	770,201
Custodian and accounting fees	226,078
Shareholder reporting fees	13,961
Trustees’ fees (Note 6)	17,079
Interest expense and fees on borrowings (Note 3)	38,499
Registration and filing fees	13,609
Loan servicing fees	25,560
Other expenses	4,484
Total Expenses	1,411,761
Expense waiver (Note 6)	(1,314,459)
Expense reductions due to earnings credits (Note 2)	(2,602)
Net Expenses	94,700
Net Investment Income (Note 2)	1,841,217
Realized and Unrealized Gains (Losses) on Investments and Unfunded Commitments (Note 2 and Note 9)
Net realized gains (losses) from:
Transactions in investments	33,556
33,556
Changes in unrealized appreciation (depreciation) of:
Investments	41,075
41,075
Net realized and unrealized gains on investments and unfunded commitments	74,631
Net Increase in Net Assets Resulting from Operations	$1,915,848
*Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC and First Eagle Real Estate Debt Cayman Fund, Ltd.
†Inception date.

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Consolidated Statement of Changes in Net Assets

First Eagle Real Estate Debt Fund*
For the Period 3/31/25† - 12/31/25
Operations
Net investment income	$1,841,217
Net realized gain from investments	33,556
Change in unrealized appreciation of investments	41,075
Net increase in net assets resulting from operations	1,915,848
Distributable earnings:
Class I	(1,757,065)
Decrease in net assets resulting from distributions	(1,757,065)
Fund Share Transactions
Class I
Net proceeds from shares sold	50,091,752
Net asset value of shares issued for reinvested dividends and distributions	63,832
Increase in net assets from Class I share transactions	50,155,584
Increase in net assets from Fund share transactions	50,155,584
Net increase in net assets	50,314,367
Net Assets (Note 2)
Beginning of period	—
End of period	$50,314,367
Changes in Shares Outstanding
Class I
Shares outstanding, beginning of period	—
Shares sold	1,986,158
Shares issued on reinvestment of distributions	2,525
Shares outstanding, end of period	1,988,683
*Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC and First Eagle Real Estate Debt Cayman Fund, Ltd.
†Inception date.

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Consolidated Statement of Cash Flows

Period ended December 31, 2025

First Eagle Real Estate Debt Fund*
For the Period 3/31/25† - 12/31/25
Cash Flows Provided by (Used in) Operating Activities:
Net increase in net assets resulting from operations	$1,915,848
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase investments	(66,762,267)
Proceeds from sale and paydowns of investments	15,057,231
Net increase in short-term investments	(667,588)
Realized (gain) loss on investments	(33,556)
Change in unrealized (appreciation) depreciation on investments	(41,075)
Amortization (accretion) of bond premium (discount)	245
(Increases) decreases in operating assets:
Due from custodian	(295,456)
Accrued interest and dividends receivable	(567,760)
Other assets	(1,110)
Increases (decreases) in operating liabilities:	—
Investment advisory fees payable	115,829
Administrative fees payable	5,823
Interest expense and fees payable	11,214
Accrued expenses and other liabilities	722,735
Net cash provided by (used in) operating activities	$(50,539,887)
Cash Flows Provided by (Used in) Financing Activities:
Proceeds from shares sold	49,948,824
Payments on reverse repurchase agreements	2,606,000
Cash distributions paid	(1,370,826)
Net cash provided by (used in) financing activities	$51,183,998
Net change in cash	644,111
Cash, beginning of period	—
Cash, end of period	$644,111

Supplemental disclosure of cash flow information:

Non-cash financing activities consist of reinvestment of distributions in the amount $63,832.

Cash paid during the period for interest in the amount of $27,285 for stated interest expense.

*Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC and First Eagle Real Estate Debt Cayman Fund, Ltd.
†Inception date.

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund

Financial Highlights

	Per share operating performance*
Class I	For the Period 3/31/25^ - 12/31/25**
Investment Operations
Net asset value, beginning of period	$25.00
Net investment income	1.58
Net realized and unrealized gains on investments and unfunded commitments†	0.03
Total investment operations	1.61
Less Dividends and Distributions
From net investment income	(1.31)
From capital gains	—
Total distributions	(1.31)
Net asset value, end of period	$25.30
Total return	6.56	%(a)
Net assets, end of period (thousands)	$50,314
Ratios to Average Net Assets
Operating expenses excluding earnings credits and/or fee waivers	6.01	%(b)
Operating expenses including earnings credits and/or fee waivers	0.43	%(b)(c)
Net investment income excluding earnings credits and/or fee waivers	2.70	%(b)
Net investment income including earnings credits and/or fee waivers	8.28	%(b)
Supplemental Data
Portfolio turnover rate	17.67	%(a)
^Inception date.
*Per share amounts have been calculated using the average shares method.
**Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC and First Eagle Real Estate Debt Cayman Fund, Ltd.
†The amount shown for shares outstanding throughout the period does not accord with the aggregate gain/loss on that period because of the timing of sales and purchase of the Fund’s shares in relation to fluctuating market value of the investments in the Fund.
(a)Not Annualized.
(b)Annualized, except for fixed costs.
(c)Interest expense and fees relate to the reverse repurchase transactions (See Note 2(d)) representing 0.18% for the period March 31, 2025 to December 31, 2025. Without the interest expense and fees, the operating expenses including earnings credits and/or fee waivers would have been 0.25%, for the period March 31, 2025 to December 31, 2025.

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

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Notes to Consolidated Financial Statements

Note 1 — Organization

First Eagle Real Estate Debt Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares of beneficial interest (the “Common Shares”), and is operated as an “interval fund.” The Fund is a statutory trust organized under the laws of Delaware pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Third Amended and Restated Declaration of Trust, dated as of December 6, 2024.

The Fund’s investment objective is to seek to provide attractive risk-adjusted returns and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, a majority of its Managed Assets in a portfolio of residential and residential-related real estate-related investments. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets in a portfolio of public and private real estate-related debt investments. These investments will include: short-term mortgage loans of typically 12 to 36 months to real-estate builders and other investors to purchase, renovate and resell or rent residential single or multi-family properties (“Residential Transitional Loans”) through one or more special purpose vehicles (“SPVs”), each a wholly-owned subsidiary of the Fund; homebuilder development financing (“Land Banking”) either through one or more joint ventures with a local operating partner, each a majority-owned subsidiary of a taxable REIT subsidiary of the Fund through which the Fund and the operating partner will equally share voting control over the joint venture’s operations, or in the form of loans to borrowers; mezzanine financing structured as subordinated debt backed by single or multi-family properties or loans (“Residential Mezzanine Loans”); and agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and credit risk transfer (“CRT”) securities issued by the U.S. Federal National Mortgage Association and the U.S. Federal Home Loan Mortgage Corporation.

The Fund currently offers four classes of Common Shares: Class A‑2 Shares, Class A‑3 Shares, Class A‑4 Shares and Class I Shares. The Fund has been granted exemptive relief (the “Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (the “Adviser”) is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”). Prior to August 15, 2025, investment vehicles indirectly controlled by Blackstone, Inc. and Corsair Capital LLC and certain co-investors owned a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P., a Delaware limited partnership.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

On August 15, 2025, private equity funds managed by Genstar Capital acquired a majority investment in First Eagle Holdings, including a buyout of all interests held by funds indirectly controlled by Blackstone and Corsair and certain related co-investors in a transaction announced by First Eagle on March 3, 2025. Genstar Capital is a private equity firm focused on investments in targeted segments of the financial services, healthcare, industrials, and software industries.

Napier Park Global Capital (US) LP (“Napier Park” or the “Subadviser” and together with the Adviser, the “Advisers”) serves as the Fund’s investment subadviser.

Napier Park is a global alternative investment adviser known for its management of collateralized loan obligations, separately managed accounts and commingled funds. The portfolio management team of the Subadviser, including at the Subadviser’s predecessor firm, has been investing in public securities, including mortgage-backed securities, asset-backed securities, and consumer debt, since 2008, and has been investing in private real estate debt since 2015. The Subadviser is an indirect wholly-owned subsidiary of the Adviser.

The Adviser agreed to pay all of the Fund’s offering costs and organizational expenses until effectiveness of the Fund’s registration statement, which occurred on March 27, 2025. Offering costs and organizational expenses are not reimbursable to the Adviser by the Fund.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the “FASB”) Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)Investments in Subsidiaries — An SPV, a wholly-owned subsidiary of the Fund, was established to invest in Residential Transitional Loans (“First Eagle Real Estate Debt Fund SPV”). As of December 31, 2025, the SPV has $44,918,766 in net assets, representing 89.28% of the Fund’s net assets. The assets and credit of the SPV are not available to satisfy the obligations of the Fund. The First Eagle Real Estate Debt Cayman Fund, Ltd., established on January 6, 2025, is an exempted company under the laws of the Cayman Islands. As of December 31, 2025, the First Eagle Real Estate Debt Cayman Fund, Ltd. has $1,639,845 in net assets, representing 3.26% of the Real Estate Debt Fund’s net assets. The First Eagle Real Estate Debt Security TRS, LLC was formed on May 21, 2025. As of December 31, 2025, the First Eagle Real Estate Debt Security TRS, LLC has $1,000 in net assets, representing 0.00% of the Real Estate Debt Fund’s net assets. The consolidated financial statements include the accounts of the Fund, the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC, and the First Eagle Real Estate Debt Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

b)Investment Valuation — The Fund’s net asset value (“NAV”) per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

The Fund’s securities are valued by various methods, as described below:

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, such holdings may be “fair valued” in accordance with procedures adopted by the Board (the “Fair Value Procedures”). The Board of Trustees of the Fund (the “Board”) has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy, as amended from time to time, to the Adviser and the Subadviser, and has authorized the use of independent third-party pricing and valuation services that have been approved by the Board.

Public real estate investments, which typically will be publicly traded debt securities, are valued primarily using prices provided by approved independent pricing services. If prices from approved independent pricing services are not available, broker prices will be used. If neither the price from the approved service providers nor the broker price is available, the security will be fair valued in accordance with the Fair Value Procedures. The Adviser and Subadviser will receive daily monitoring reports from the Fund’s administrator, including information relevant to the pricing analysis for these investments.

Residential Transitional Loans and Land Banking Loans may be valued at cost for a period following closing as cost represents fair value for this period. Otherwise, these investments primarily are valued by the Fund’s administrator using prices provided by approved independent pricing services, generally updated on a monthly basis and reflecting pricing models that include inputs like estimated cash flows and performance/delinquency adjustments and forecasts. These prices are reviewed by the Subadviser to confirm that the valuation provided is within a reasonable range. For Residential Transitional Loans, the Subadviser will receive monthly monitoring reports from the loan servicer, including information relevant to the pricing analysis for these investments (e.g., delinquency rates). Information from monitoring reports and from the Subadviser’s proprietary due diligence review of these investments is provided to the Fund’s administrator and/or the independent pricing service provider, which will incorporate relevant information in its pricing analysis.

Repurchase agreements and reverse repurchase agreements are valued at contract amount plus accrued interest.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

described below. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparables and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The estimated fair value of the residential transitional loans is affected by, among others, interest rates, historical default rates of similar loans, value of the underlying property and the creditworthiness of the borrower. As a result, determining fair value involves assumptions, which may be subjective in nature. Further, the investments may be held for investment income generation and thus may not be presently held for sale. As a result, amounts ultimately realized from the investments may vary significantly from the estimates of fair value recorded and the differences could be material to the Fund’s consolidated financial statements.

The Fund values its interests in private loans through an income approach whereby cash flows are discounted using an estimated market participant required yield to maturity, as applicable.

Fair valuation of securities, other financial instruments or other assets (collectively, “securities”) held by the Fund are determined in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a‑5 under the 1940 Act, the Board has designated the Adviser the

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

“valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2025:

First Eagle Real Estate Debt Fund

Description†	Level 1	Level 2	Level 3‡	Total
Assets:
Land Banking Loans	$—	$—	$907,230	$907,230
Residential Mortgage-Backed Securities	—	6,879,803	—	6,879,803
Residential Transitional Loans	—	—	43,994,862	43,994,862
Short-Term Investments	667,588	—	—	667,588
Total	$667,588	$6,879,803	$44,902,092	$52,449,483
Liabilities:
Reverse Repurchase Agreements (Sold Short)	$—	$(2,606,000)	$—	$(2,606,000)
Total	$—	$(2,606,000)	$—	$(2,606,000)
†See Schedule of Investments for additional detailed categorizations.
‡Value determined using significant unobservable inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Land Banking Loans		Residential Transitional Loans	Total
Beginning Balance — market value	$—	$—	$—
Purchases(1)	907,230	57,968,766	58,875,996
Sales(2)	—	(13,973,904)	(13,973,904)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued discounts/(premiums)	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	—	—	—
Ending Balance — market value	$907,230	$43,994,862	$44,902,092
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$—	$—
(1)Purchases include all purchases of securities and securities received in corporate actions.
(2)Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

The following is a summary of the Fund’s valuation techniques and significant amounts of unobservable inputs used in the Fund’s Level 3 securities as of December 31, 2025:

Disclosure on the Unobservable Inputs for First Eagle Real Estate Debt Fund as of December 31, 2025

Investment Type	Fair Value as of December 31, 2025	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Residential Transitional Loans	43,994,862	Discount Cash Flow	Comparable Yield	7.66%-13.26% (9.40%	)	Decrease
Land Banking Loans	907,230	Discount Cash Flow	Comparable Yield	12.28%-14.28% (13.28%	)	Decrease

Notes:

(a) This column represents the direction change in the fair value of level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

c)Cash — For the purposes of the Consolidated Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash. The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
d)Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded daily on an accrual basis. The specific identification method is used in determining realized gains and losses from investment transactions. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligation using the effective yield method. Paydown gains and losses are netted and recorded as interest income on the Consolidated Statement of Operations.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Consolidated Statement of Operations.

e)United States Income Taxes — The Fund intends to continue to qualify as a real estate investment trust (“REIT”) by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to REITs, and to distribute substantially all of its earnings to its shareholders. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s taxable income that the Fund annually distributes to shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements.

At December 31, 2025, the components of accumulated earnings on a tax basis were as follows:

Undistributed Net Investment Income		Undistributed Net Realized Gains	Net Unrealized Appreciation (Depreciation)	Other Book-to- Tax Temporary Differences	Total Distributable Earnings/Losses
First Eagle Real Estate Debt Fund	$117,708	$—	$41,075	$—	$158,783
f)Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:
Undistributed Net Investment Income (Loss)		Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Real Estate Debt Fund	$—	$—	$—

During the current period, the fund did not have any reclassifications.

g)Distributions to Shareholders — The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare and distribute income dividends monthly to shareholders of record. Distributions are intended to be at levels more stable than would result from paying out solely amounts based on current net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Distributions to shareholders during the fiscal year ended December 31, 2025, which were determined in accordance with income tax regulations, were recorded on ex-dividend date.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2025 are as follows:

	Ordinary Income	Long Term Capital Gains
2025		2025
First Eagle Real Estate Debt Fund	$1,757,065	$—
h)Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate methods. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.
i)Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
j)Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
k)Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
l)New Accounting Pronouncements — In December 2023, the FASB issued Accounting Standards Update No. 2023‑09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management has determined the adoption of the amendments did not have a material impact on its financial statements.
m)Segment Reporting — In accordance with ASC 280, the Fund has determined that it has a single operating segment which derives its revenues from investments made in accordance with the Fund’s defined investment objective. The Fund’s chief operating decision maker (“CODM”) is represented by the Adviser, through various committees. The Fund’s net investment income, total returns, expense ratios, and net increase (decrease) in net assets resulting from operations which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the Fund’s consolidated financial statements.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Note 3 — Securities and other Investments

a)Residential Mortgage-Backed Securities — Holders of Residential Mortgage-Backed Securities bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.
b)Short-term Mortgage Loans — Short-term mortgage loans of typically 12 to 36 months to real-estate builders and other investors to purchase, renovate and resell or rent residential single or multi-family properties through one or more SPVs.
c)Land Banking Loans — Homebuilder development financing in the form of loans to developers that are secured by real property so that the developers can acquire land and then sell finished lots to homebuilders at a fixed price on a pre-determined schedule.
d)Repurchase Agreements and Reverse Repurchase Agreements — The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. If the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund may be subject to an increase in borrowing costs if the counterparty to a reverse repurchase agreement seeks to increase the rate of borrowing upon a roll of the repurchase agreement. In addition, the Fund could be subject to a “margin call,” pursuant to which the Fund must either deposit additional collateral with the counterparty or suffer mandatory liquidation of the securities subject to repurchase to compensate for the decline in value.

Repurchase and reverse repurchase agreements can have effects similar to margin trading and other leveraging strategies.

The Fund pledged securities as collateral valued at $5,634,292 which have been identified on the Schedule of Investments.

For the period ended December 31, 2025, the average borrowings for the Fund was $1,487,635 over 170 days. The average borrowing rate for the Fund was 5.48%.

e)Derivative Transactions — Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f‑4 with respect to its Derivatives Transactions (as defined below). Rule 18f‑4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f‑4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f‑4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f‑4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Under Rule 18f‑4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f‑4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls)

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Note 4 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Geopolitical and other risks, including environmental and public health, may also add to instability in world economies and markets generally.

Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

Market turmoil may negatively affect the Fund’s performance. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund.

Non-Diversified Risk — The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the instruments of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a REIT accorded special tax treatment under the Code, which imposes its own diversification requirements.

Real Estate Industry Concentration Risk — The Fund will concentrate (i.e., invest more than 25% of its assets) its investments in the real estate industry. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

To the extent that the Fund invests in real estate investments, it will be subject, directly or indirectly, to the risks associated with owning real estate and with the

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

real estate industry generally. These risks include, but are not limited to: the burdens of ownership of real property; general and local economic conditions; the supply and demand for properties; energy and supply shortages; fluctuations in average occupancy and room rates; the attractiveness, type and location of the properties and changes in the relative popularity of properties as an investment; the financial condition and resources of tenants, buyers and sellers of properties; increased mortgage defaults; the quality of maintenance, insurance and management services; changes in the availability of debt financing which may render the sale or refinancing of properties difficult or impracticable; changes in building, environmental and other laws and/or regulations (including those governing usage and improvements), fiscal policies and zoning laws; changes in real property tax rates; changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable; changes in operating costs and expenses; energy and supply shortages; uninsured losses or delays from casualties or condemnation; negative developments in the economy that depress travel or leasing activity; environmental liabilities; contingent liabilities on disposition of assets; uninsured or uninsurable casualties; acts of God, including earthquakes, hurricanes and other natural disasters; social unrest and civil disturbances, epidemics, pandemics or other public crises; terrorist attacks and war; risks and operating problems arising out of the presence of certain construction materials, structural or property level latent defects, work stoppages, shortages of labor, strikes, union relations and contracts, fluctuating prices and supply of labor and/or other labor-related factor; and other factors which are beyond the control of the Advisers.

Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents may increase. As occupancies and rents increase, property values increase, and new development occurs. As development may occur, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies may incur large swings in their profits and the prices of their securities. The total returns available from investments in real estate generally depend on the amount of income and capital appreciation generated by the related properties. The performance of real estate, and thereby the Fund, will be reduced by any related expenses, such as expenses paid directly at the property level and other expenses that are capitalized or otherwise embedded into the cost basis of the real estate.

Asset Allocation Risk — The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser or the Subadviser may make less than optimal or poor asset allocation decisions.

The Adviser and the Subadviser employ an active approach to allocation across multiple credit sectors, but there is no guarantee that such allocation techniques

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

will produce the desired results. It is possible that the Adviser or the Subadviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Debt Securities Risk — The value of debt securities may decline for a number of reasons that directly relate to the borrower, such as the borrower’s financial strength, management performance, financial leverage and reduced demand for the borrower’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer of debt securities may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Structured Investments Risk — The Fund may invest in structured products, including, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indexes and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.

Construction Loans Risk — If the Fund fails to fund its entire commitment on a construction loan or if a borrower otherwise fails to complete the construction of a project, there could be adverse consequences associated with the loan, including, without limitation: (1) a loss of the value of the property securing the loan, especially if the borrower is unable to raise funds to complete it from other sources; (2) a borrower claim against the Fund for failure to perform under the loan documents; (3) increased costs to the borrower that the borrower is unable to pay; (4) a bankruptcy filing by the borrower; and (5) abandonment by the borrower of the collateral for the loan. Additionally, the process of foreclosing on a property is time consuming, and the Fund may incur significant expense if it forecloses on a property securing a loan under these or other circumstances. The occurrence of any of the foregoing events could result in losses to the Fund, which could materially and adversely affect the Fund.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Residential Transitional Loans Risk — Holders of Residential Transitional Loans bear various risks, including credit, market, interest rate, extension, structural and legal risks. Typically, such loans may be prepaid at any time. Residential Transitional Loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of defaults and losses on mortgage loans (such as Residential Transitional Loans) will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower. If a mortgage loan is in default, foreclosure of such mortgage loan may be a lengthy and difficult process and may involve significant expenses. Furthermore, the market for defaulted mortgage loans or foreclosed properties may be very limited.

At any one time, a portfolio of Residential Transitional Loans may consist disproportionately of loans with large aggregate principal amounts secured by properties in only a few states or regions. For example, the Subadviser’s focus on areas where there are strong housing fundamentals and concentration of residential- rehabilitation activity often leads to greater concentration of portfolio investments in those states versus their pro-rata sharing of US-housing values. As a result, the Fund is subject to the risk that an acute change in housing demand in the respective areas, due to changes in demographic trends or particular economic stresses which are localized to those areas, may negatively impact the value of the Residential Transitional Loans held by the Fund. As a result, the Residential Transitional Loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations and loan sizes. As a result, such portfolio of loans may experience increased losses as compared to a more diversified portfolio.

A Residential Transitional Loans may have a balloon payment due on its maturity date. Balloon mortgage loans involve a greater risk to a lender than self-amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the residential real estate markets, tax laws, the financial situation and operating history of the underlying property, interest rates, conditions in credit markets and general economic conditions. If the borrower is unable to make such balloon payment, the Residential Transitional Loans will likely default.

Prepayments on Residential Transitional Loans will be influenced by the prepayment provisions of the related mortgage notes and may also be affected by a variety of economic, geographic and other factors, including the difference

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

between the interest rates on the underlying mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. In general, if prevailing interest rates fall significantly below the interest rates on the related mortgage loans, the rate of prepayment on the underlying mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgages, the rate of prepayment would be expected to decrease. Prepayments could reduce the yield received on a portfolio of Residential Transitional Loans. Residential Transitional Loans are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the Residential Transitional Loans, resulting in a reduction in yield to maturity for holders of such securities.

Residential Transitional Loans may be non-conforming mortgage loans that do not qualify for purchase by government-sponsored agencies, such as Fannie Mae and Freddie Mac, because of characteristics and size that do not satisfy Fannie Mae and Freddie Mac guidelines. Non-conforming mortgage loans are likely to experience rates of delinquency, foreclosure and loss that are higher, and that may be substantially higher, than mortgage loans originated in accordance with Fannie Mae or Freddie Mac underwriting guidelines. The principal differences between conforming mortgage loans and non-conforming mortgage loans include the applicable loan-to-value ratios, the credit and income histories of the related mortgagors, the documentation required for approval of the related mortgage loans, the types of properties securing the mortgage loans, the loan sizes and the mortgagors’ occupancy status with respect to the mortgaged properties. As a result of these and other factors, the interest rates charged on non-conforming mortgage loans are often higher than those charged for conforming mortgage loans. The combination of different underwriting criteria and higher rates of interest may also lead to higher delinquency, foreclosure and losses on non-conforming mortgage loans as compared to conforming mortgage loans.

If there are a significant number of defaults and delinquent payments on the Residential Transitional Loans, the Fund may suffer significant losses.

In recent years, the mortgage market in the United States has experienced a variety of difficulties and changed economic conditions that may adversely affect the performance and market value of a portfolio of Residential Transitional Loans. Delinquencies and losses with respect to mortgage loans have been and may continue to be volatile. In addition, in recent months housing prices and appraisal values in many states have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on housing loans generally.

Another factor that may result in higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Borrowers with adjustable rate mortgage loans are being exposed to increased monthly payments when the related mortgage interest rate adjusts upward from the initial fixed rate or a low

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

introductory rate. Borrowers seeking to avoid these increased monthly payments by refinancing their mortgage loans may no longer be able to find available replacement loans at comparably low interest rates. A decline in housing prices may also leave borrowers with insufficient equity in their mortgaged properties to permit them to refinance. Furthermore, borrowers who intend to sell their mortgaged properties on or before the expiration of the fixed rate periods on their mortgage loans may find that they cannot sell such properties for an amount equal to or greater than the unpaid principal balance of their loans. These events, alone or in combination, may contribute to higher delinquency rates and, as a result, adversely affect the performance and market value of a portfolio of Residential Transitional Loans.

In addition, a mortgage loan originator may experience financial difficulties or bankruptcy. These difficulties may result from declining markets for mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults, or for material breaches of representations and warranties made on the mortgage loans, such as fraud claims. These difficulties may adversely affect the performance and market value of Residential Transitional Loans originated, serviced or subserviced by these companies.

Certain Residential Transitional Loans may be structured with negative amortization features. Negative amortization arises when the mortgage payment in respect of a loan is smaller than the interest due on such loan. On any such mortgage loans, if the monthly payments are not enough to cover both the interest and principal payments on the loan, the shortfall is added to the principal balance, causing the loan balance to increase rather than decrease over time. During periods in which the outstanding principal balance of any such mortgage loan is increasing due to the addition of deferred interest, the increasing principal balance of such mortgage loan may approach or exceed the value of the related mortgage property, thus increasing the likelihood of defaults as well as the amount of any loss experienced with respect to any such mortgage loan that is required to be liquidated. Furthermore, each such mortgage loan generally provides for the payment of any remaining unamortized principal balance (due to the addition of deferred interest, if any, to the principal balance of such mortgage loan) in a single payment at the maturity of the loan. Because the related mortgagors may be required to make a larger single payment upon maturity, it is possible that the default risk associated with such mortgage loans is greater than that associated with fully amortizing mortgage loans. To the extent the Fund invests in loans with negative amortization features, the Fund’s returns could be adversely affected.

Laws such as the Relief Act provide relief to mortgagors who enter into active military service or who were on reserve status but are called to active duty after the origination of their mortgage loans. Under the Relief Act, during the period of a mortgagor’s active duty, the rate of interest that may be charged on such mortgagor’s loan will be capped at a rate of 6% per annum, which may be below the

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

interest rate that would otherwise have been applicable to such mortgage loan. If the loans in the Fund’s portfolio are or become subject to such caps, the Fund’s returns could be adversely affected.

Violations of loan origination or servicing laws may result in losses on a portfolio of Residential Transitional Loans. Applicable state laws generally regulate interest rates and other charges, require licensing of originators and require specific disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of Residential Transitional Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of a lender to collect all or part of the principal of or interest on the Residential Transitional Loans, may entitle a borrower to a refund of amounts previously paid and, in addition, could subject the owner of a Residential Transitional Loans to damages and administrative enforcement.

The Fund currently intends to hold its interests in Residential Transitional Loans in a trust structure in which the Fund will hold all of the trust’s beneficial interest and the trustee will be a U.S. national bank acting as custodian of the trust assets. The trust will be treated as a wholly-owned subsidiary of the Fund. The Taxable REIT Subsidiaries (“TRSs”) and subsidiaries of the Fund, including the wholly-owned subsidiary of the Fund through which the Fund intends to hold its interests in Residential Transitional Loans, will comply with provisions of the 1940 Act related to affiliated transactions and custody of assets (Section 17) or exemptive relief therefrom. The Fund will comply with provisions governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the TRSs, and each subsidiary of the Fund, including the wholly-owned subsidiary of the Fund through which the Fund intends to hold its interests in Residential Transitional Loans. In addition, the Adviser and the Board, as relevant, will comply with the provisions of Section 15 of the1940 Act with respect to a TRS’s or other subsidiary’s, including the wholly-owned subsidiary of the Fund through which the Fund intends to hold its interests in Residential Transitional Loans, investment advisory contract.

Land Banking Investments Risk — The Fund expects to make Land Banking investments either (i) through one or more joint ventures with a local operating partner, each a majority-owned subsidiary of a TRS of the Fund through which the Fund and the operating partner will equally share voting control over the joint venture’s operations, or (ii) in the form of loans to developers that are secured by real property so that the developers can acquire land and then sell finished lots to homebuilders at a fixed price on a predetermined schedule.

The Fund may enter into “debt-like” (for non-tax purposes) Land Banking arrangements in which a Land Banking Subsidiary will purchase finished or unfinished land parcels from a homebuilder (or third party identified by the homebuilder) and provide the homebuilder an option to purchase back finished land

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

parcels on a periodic basis at fixed prices. In connection with Land Banking arrangements, the Fund will also engage the homebuilder to make agreed horizontal (streets, sewers, etc.) and/or vertical (home construction) improvements to the land parcels and will fund the costs of such improvements. Land Banking arrangements will subject the Fund to the risks inherent in the ownership and operation of real estate. In connection with these Land Banking arrangements, the homebuilder will make an initial payment and/or periodic payments to a Land Banking Subsidiary under an option contract. The option contracts will not create a contractual obligation requiring the homebuilder to purchase back any or all of the finished land parcels from the Land Banking Subsidiary, and the homebuilder will be free to decline to purchase the land parcels or terminate the option contract at any time. Such an outcome results in the Land Banking Subsidiary holding the land parcels longer than intended and can be considered the functional equivalent of a “default” under traditional financing arrangements (i.e., in which the lender must take possession of financed property). In such case, the Land Banking Subsidiary may not be able to resell the land parcels at attractive prices, which could cause the Fund to incur substantial losses, including the loss of the purchase price and funded construction costs. In addition, the option contracts will provide a “takedown” schedule permitting the homebuilder to purchase back finished land parcels from the Land Banking Subsidiary on a periodic basis at fixed prices. The payments are intended to compensate the Fund for funding the purchase price of the land parcels and construction costs. However, subject to adjustment in limited circumstances, payments under the option contracts and the “takedown” prices at which the homebuilder may purchase back finished land parcels will be determined at the onset of the Land Banking arrangement. There can be no assurance that such payments will be sufficient to compensate the Fund for all costs, including unanticipated costs, related to the Land Banking arrangements. In addition, in the event that the homebuilder declines to purchase the land parcels or terminates the option contract, the Land Banking Subsidiary will not receive further payments under the option contract. Payments received prior to the termination may not be sufficient to compensate the Fund for all costs incurred by the Fund under the Land Banking arrangement.

In connection with Land Banking arrangements through a Land Banking Subsidiary, the Fund may also engage the homebuilder under a construction contract to make agreed horizontal (streets, sewers, etc.) and/or vertical (home construction) improvements to the land parcels. At the onset of the Land Banking arrangement, the Fund and the homebuilder will agree to a construction schedule and budget for the development of the land parcels. The Fund may reimburse the homebuilder on a periodic basis for the homebuilder’s costs and obligations, subject to the agreed cap on such costs. Generally, under the construction contracts, cost overruns and/or additional unanticipated costs will be borne by the homebuilder, without reimbursement by the Fund. However, the Fund is subject to the risk that significant cost overruns, additional unanticipated costs and/or delays could cause the homebuilder to terminate the option contract and construction contract. In that

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

case, the Fund may not be able to engage a suitable replacement homebuilder or resell the land parcels at attractive prices. This could cause the Fund to incur substantial losses, including the loss of the purchase price and funded construction costs.

In connection with Land Banking arrangements through a Land Banking Subsidiary, the homebuilder generally bears all property-related expenses and remains liable for taxes and assessments, repairs, compliance with regulatory and environmental obligations and other matters. However, if a homebuilder becomes bankrupt then the Fund would likely be required to bear such costs, which could be substantial. Any bankruptcy by a homebuilder could cause the Fund to incur substantial losses.

The success of the Fund’s Land Banking investments depends upon the ability to identify reputable and creditworthy homebuilders and to acquire attractive land parcels for development of projects at reasonable prices and with terms that meet the Advisers’ underwriting criteria. The Land Banking Subsidiaries’ ability to acquire land parcels for new projects may be adversely affected by changes in the general availability of land parcels, the willingness of land sellers to sell land parcels at reasonable prices, competition for available land parcels, availability of financing to acquire land parcels, zoning and other market conditions. If the supply of land parcels appropriate for development of projects is limited because of these factors, or for any other reason, the Fund’s ability to achieve its investment objective could be significantly limited.

Additionally, the Fund’s ability to begin new projects could be impacted if homebuilders decline to purchase land parcels or terminate option contracts in connection with existing Land Banking arrangements. Also material to the success of the Fund’s Land Banking investments through a Land Banking Subsidiary are the contributions of the Fund’s local operating partner. The local operating partner proposes joint venture opportunities, manages relationships with the developers and supervises individual projects on a day-to-day basis subject to agreed joint venture operating terms. Were a local operating partner to cease to do business with the Fund or experience financial or operating difficulties, including loss of personnel, those circumstances could have a material adverse effect on the Fund’s investments.

While the Fund treats its investments in the Land Banking Subsidiaries through which it makes Land Banking investments as equity investments for tax and accounting purposes, the Fund (and the market generally) considers the underlying Land Banking transactions to be a form of development financing and to have debt-like characteristics (though again treated as equity for tax purposes). These investments in Land Banking Subsidiaries will be treated as qualifying debt investments for purposes of the Fund’s 80% of Managed Assets investment restriction.

As a participant in the Land Banking Subsidiaries, the Fund is indirectly exposed to the operations of these businesses, including the expenses of owning and developing lots, interest expenses associated with leverage at the level of a Land

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Banking Subsidiary or the lots, servicing and project management expenses (including incentive-based expenses) paid to the local operating partner, and other ordinary project expenses (and potentially extraordinary expenses such as litigation). These expenses can be significant. They are not, however, borne by the Fund and are not presented as part of the Fund’s expenses shown in the Summary of Fund Expenses tables. To the extent a Land Banking Subsidiary is treated as a “significant subsidiary” of the Fund under applicable accounting guidance, summary financial information for that Land Banking Subsidiary, including relating to expenses, would be available in the Fund’s financial statements going forward.

Certain Land Banking investments by the Fund are also expected to be in the form of loans to developers so that the borrowers can acquire land and then sell finished lots to homebuilders at a fixed price on a pre-determined schedule. The borrower will use proceeds from the loan from the Fund to purchase finished or unfinished land parcels from a homebuilder (or third party identified by the homebuilder) and provide the homebuilder an option to purchase back finished land parcels on a periodic basis at fixed prices. The Fund’s loan will be secured by such real property. The success of these kinds of Land Banking investments depends upon the ability to identify developers that have relationships with reputable and creditworthy homebuilders. The Fund’s ability to make loans to developers through this arrangement may be adversely affected by factors affecting developers and homebuilders, including changes in the general availability of land parcels, the willingness of land sellers to sell land parcels at reasonable prices, competition for available land parcels, availability of financing to acquire land parcels, zoning and other market conditions. If the supply of land parcels appropriate for development of projects is limited because of these factors, or for any other reason, the Fund’s ability to achieve its investment objective could be significantly limited. Additionally, the Fund’s ability to obtain repayment on loans could be negatively affected if homebuilders decline to purchase land parcels from the developer or homebuilders terminate option contracts in connection with existing Land Banking arrangements. The Fund anticipates that developers will contribute substantially all of the capital required to operate the borrowers and that the Fund’s loans to the borrowers will also be treated as qualifying debt investments for purposes of the Fund’s 80% of Managed Assets investment restriction.

Mortgage Loan Risk — The Fund will invest in mortgage loans, which are subject to risks of delinquency, foreclosure, and risk of loss. In the event of a borrower’s default, the Fund’s profitability will suffer a material adverse effect to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan.

Mortgage-Related and Asset-Backed Instruments Risk — Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these instruments and potentially causing the Fund to lose money. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

The mortgage markets have experienced extreme difficulties in the past that adversely affected the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

CMBS Risk — CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.

RMBS Risk — The Fund’s investments RMBS are subject to the risks of defaults, foreclosure timeline extension, fraud, and home price depreciation and unfavorable modification of loan principal amount. In the event of defaults on the residential mortgage loans that underlie the Fund’s investments in RMBS and the exhaustion of any underlying or any additional credit support, the Fund may not realize an anticipated return on investments and may incur a loss on these investments. On certain RMBS, prepayments of principal may be made at any time. Prepayment

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty.

Reverse Repurchase Agreements Risk — The Fund may enter into financing arrangements that are structured as sale and repurchase agreements pursuant to which the Fund would nominally sell certain of its assets to a counterparty and simultaneously enter into an agreement to repurchase these assets at a later date in exchange for a purchase price. Economically, these agreements act as financings which are secured by the assets sold pursuant thereto.

The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, because the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreements will decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund will decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund could be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund’s NAV will decline, and, in some cases, the Fund could be worse off than if it had not used such instruments.

Reverse repurchase agreements can be entered into either on relatively standard terms or pursuant to more bespoke arrangements that may provide for more or less continual coordination in respect of the assets sold. For example, in connection with the Fund’s Residential Transitional Loans the Fund anticipates that portfolios of loans may be transferred as assets held by a special purpose subsidiary and that the Fund will continue to direct the servicing and portfolio management of the loans during the course of the transaction.

Credit Default Swaps Risk — Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly

New Construction and Real Estate Development Risk — The risks inherent in financing, purchasing, owning, selling, and developing land increase as the demand for new homes and rentals decreases. Real estate markets are highly uncertain, and the value of undeveloped land has fluctuated significantly and may continue to fluctuate. The Fund’s investments are subject to risks inherent in residential and commercial real estate generally as well as risks inherent to new construction and development, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, the risk that costs of construction materials or construction labor may rise materially during the development, overbuilding and price competition, decreased availability of suitable land, and changing government regulations (including zoning, usage and tax laws). In addition, land carrying costs

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

can be significant and can result in losses or reduced profitability. As a result, the Fund may hold certain land, and may acquire or finance additional land, in its development pipeline at a cost that the Fund may not be able to fully recover or at a cost which precludes profitable development.

Property Construction Completion Risk — Cost overruns and non-completion of the construction or renovation of the properties underlying the instruments in which the Fund invests may materially adversely affect the Fund’s investment. The renovation, refurbishment or expansion by a borrower under a mortgaged or leveraged property involves risks of cost overruns and non-completion. Costs of construction or improvements to bring a property up to standards established for the market position intended for that property may exceed original estimates, possibly making a project uneconomical. Other risks may include environmental risks and construction, rehabilitation and if applicable, subsequent leasing of the property not being completed on schedule. If such construction or renovation is not completed in a timely manner, or if it costs more than expected, the borrower may experience a prolonged impairment of net operating income and may not be able to make payments on Fund’s investment.

Repurchase Offers Risk — As described under “Periodic Repurchase Offers” above, the Fund is an Interval Fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c‑3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio instruments.

However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio instruments (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, which may accelerate the realization of taxable income and cause the Fund to make taxable distributions to Common Shareholders earlier than the Fund otherwise would have. In addition, non-redeeming Common Shareholders

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund’s Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund will be a taxable event to Common Shareholders, potentially even to those Common Shareholders that do not participate in the repurchase.

Large Shareholder Risk — To the extent a large proportion of Common Shares are held by a small number of Common Shareholders, including affiliates of the Adviser and the Subadviser, the Fund is subject to the risk that these Shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers or that Common Shares held by such Common Shareholders will be subject to involuntary repurchases or mandatory redemptions in large amounts as described under “Involuntary Repurchases and Mandatory Redemptions,” including to allow the Fund to preserve its status as a REIT. Additionally, seed investors may receive waivers from the Board to own in excess of ownership limits that, absent such a waiver, generally prohibit any person or entity from beneficially or constructively owning (i) Common Shares in excess of 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding Common Shares and (ii) shares of the Fund (including Common Shares and preferred shares) in excess of 9.8% in value of the outstanding shares of the Fund. A waiver received by a seed investor will expire automatically, with no further action by any person, on June 30, 2026, if the waiver is still in effect on that date, and the seed investor will be subject to the 9.8% ownership limits at that time. If a seed investor still owns Common Shares in excess of the 9.8% ownership limits at that time, the Fund may need to repurchase some of the Common Shares so that the seed investor’s ownership of Common

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Shares is reduced below the 9.8% ownership limits. These transactions could adversely affect the ability of the Fund to conduct its investment program. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in the Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund’s expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer funds or when a significant investor purchases, redeems or owns a substantial portion of the Fund’s shares. Furthermore, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of Common Shareholders may exceed the number of Common Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by Common Shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each Common Shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. If the Fund only repurchases a pro rata portion of shares tendered in connection with an oversubscribed repurchase offer, Shareholders unaffiliated with the Adviser and the Subadviser will not be given priority over Shareholders that are affiliates of the Adviser and the Subadviser, whose holdings in the Fund may be significant and may have the effect of diluting third party Shareholders with respect to any repurchase offer.

Management Risk — The Fund does not have internal management capacity or employees. The Fund depends on the diligence, skill and network of business contacts of the senior investment professionals of the Adviser and the Subadviser to achieve the Fund’s investment objective. The Fund expects that the Adviser, with the assistance of the Subadviser, will evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the Management Agreement and Subadvisory Agreement, as applicable. The Fund can offer no assurance, however, that the senior investment professionals of the Adviser and/or Subadviser will continue to provide investment advice to the Fund. The loss of senior investment professionals of the Adviser and/or Subadviser and their affiliates would limit the Fund’s ability to achieve its investment objective and operate as the Fund anticipates. This could have a material adverse effect on the Fund’s financial condition, results of operations and cash flows.

Interest Rate Risk — General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund’s investment objective and rate of return on investment capital. A portion of the Fund’s income will depend upon the difference between the rate at which it borrows funds and the interest rate on the debt securities in which it invests. Because the Fund will borrow money

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

to make investments and may issue debt securities, preferred stock or other securities, the Fund’s net investment income is dependent upon the difference between the rate at which the Fund borrows funds or pays interest or dividends on such debt securities, preferred stock or other securities and the rate at which the Fund invests these funds. Typically, the Fund anticipates that its interest earning investments will accrue and pay interest at both variable and fixed rates, and that its interest-bearing liabilities will accrue interest at variable and fixed rates. Benchmarks used to determine the floating rates earned on the Fund’s interest earning investments, such as SOFR, have maturities that range between one and twelve months and alternate base rate, or ABR, (commonly based on the Prime Rate or the Federal Funds Rate), with no fixed maturity date. As a result, there can be no assurance that a significant change in market interest rates as it relates to investments and/or its underlying leverage will not have a material adverse effect on the Fund’s net investment income. The Fund uses a combination of equity and long-term and short-term borrowings to finance its investment activities.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. A significant increase in market interest rates could harm the Fund’s ability to attract new borrowers (direct or indirect) and originate new loans and investments. In periods of rising interest rates, the Fund’s cost of funds would increase, resulting in a decrease in the Fund’s net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund’s capital that the decrease in interest rates may produce. The Subadviser may, but is not required to, hedge against the risk of adverse movement in interest rates in the Fund’s short- term and long-term borrowings relative to the Fund’s portfolio of assets. If the Subadviser engages in hedging activities on behalf of the Fund, it may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition, and results of operations. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition, and results of operations.

Credit Risk — The Fund’s investments will be subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Borrower Default Risk — The Fund’s investments will be subject to the risk that a borrower is unable to make its payments on a loan. Non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

The Fund may need to rely on the collection efforts of third parties, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans, or it may impair a third party’s ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying an unsecured loan because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

Illiquidity Risk — To the extent consistent with applicable liquidity requirements for interval funds under Rule 23c‑3 of the 1940 Act, the Fund intends to invest in illiquid investments and may do so without limit. An illiquid investment is a security or other investment that cannot be sold or disposed of within seven days or less in current market conditions without the sale or disposition significantly changing the market value of the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so,

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale. For the period between the repurchase offer notice and the end of the repurchase period, the Fund must maintain 100% of the repurchase offer amount in liquid assets.

Valuation Risk — When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in any particular geography area, it is more likely to be impacted by events or conditions affecting that area. For example, political and economic conditions and changes in regulatory, tax, or economic policy in an area could significantly affect the market in that area and in surrounding or related areas and have a negative impact on the Fund’s performance. Because the Fund invests a significant portion of its assets in New York, California and Utah, the Fund is more susceptible to adverse economic, political or regulatory changes affecting properties in those states and may involve greater risk than funds that are more geographically diversified.

Secured Overnight Financing Rate (“SOFR”) — SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as other benchmarks or market rates would have performed at any time. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR or other rates.

Note 5 — Purchases and Sales of Securities

For the period ended December 31, 2025, purchases and sales of investments, excluding short-term investments, were $24,538,103 and $1,768,227, respectively.

Note 6 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the “Management Agreement”), the Adviser is responsible for the management of the Fund’s portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily value of the Fund’s Managed Assets. Managed Assets includes assets purchased with borrowed money including, for this purpose, amounts attributable to the Fund’s use of reverse repurchase agreement financing. The Adviser has entered into a subadvisory agreement with the Subadviser relating to the Fund (the “Subadvisory Agreement”). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund’s Managed Assets. No advisory fee will be paid by the Fund directly to the Subadviser.

The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of the Class A‑2, Class A‑3, Class A‑4 and Class I shareholders are limited to 1.00%, 1.00%, 0.75% and 0.25%, respectively, of average net assets (the “Expense Limitations”). This undertaking lasts until April 30, 2026 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Class A-2, Class A-3, Class A-4 and Class I will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 1.00%, 1.00%, 0.75% and 0.25% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the date on which the Fund incurred the fee and/or expense and is limited to the lesser of

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

(1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recapture. Additionally, the Adviser has agreed to pay the Fund’s organizational and offering costs until effectiveness of the Fund’s registration statement and such costs will not be recoupable by the Adviser.

During the period ended December 31, 2025, the Adviser waived $1,314,459 in expenses, which are included under “expense waiver” on its Consolidated Statement of Operations. As of December 31, 2025, the Fund has $0 receivable from the Adviser for reimbursement of expenses, which are included under “due from adviser” on its Consolidated Statement of Assets and Liabilities.

		Potential Repayment Amounts Expiring
Total Eligible for Recoupment		2028*
Class I	$1,314,459	$1,314,459
*Amounts included represent the amounts incurred for the period March 31, 2025 to December 31, 2025.

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of the Fund’s average daily net assets.

J.P. Morgan Chase Bank, N.A. (“JPM”), the Fund’s administrator, accounting agent and primary custodian, holds the Fund’s portfolio securities and other assets and is responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund. JPM, as the Fund’s administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund’s custodian. U.S. Bank National Association serves as the custodian of the assets of and owner trustee of First Eagle Real Estate Debt Fund SPV. SS&C GlobeOp performs administrative services on behalf of the First Eagle Real Estate Debt Fund SPV.

Independent Trustees are compensated by the Fund for their services. As of December 31, 2025, such amounts are included under Trustees’ fees on the Consolidated Statement of Operations.

Note 7 — Plans of Distribution

FEF Distributors, LLC (the “Distributor”), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund’s Common Shares pursuant to a distribution contract with the Fund.

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Class A‑2 Shares, Class A‑3 Shares, Class A‑4 Shares and Class I Shares are sold on a continuous basis at the Fund’s NAV per share, plus for Class A‑2 Shares and Class A‑4 Shares only, a maximum front-end sales commission of 2.50%. Investors that purchase $250,000 or more of the Fund’s Class A‑2 Shares or Class A‑4 Shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $250,000 or more of Class A‑2 Shares or Class A‑4 Shares will be subject to an early withdrawal charge of 1.50% if the shares are repurchased during the first 12 months after their purchase.

The Fund has adopted a Distribution and Servicing Plan (the “Plan”) for the Class A‑2 Shares, Class A‑3 Shares and Class A‑4 Shares of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b‑1 as a condition of the Exemptive Relief which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A‑2 Shares, Class A‑3 Shares and Class A‑4 Shares, as applicable. The maximum annual rates at which the distribution and/or service fees may be paid under the Distribution and Servicing Plan is 0.75% for Class A‑2 Shares, 0.75% for Class A‑3 Shares and 0.50% for Class A‑4 Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A‑2 Shares, Class A‑3 Shares and Class A‑4 Shares, respectively). Class I Shares do not pay distribution or servicing fees.

For the period ended December 31, 2025, the distribution and servicing fees incurred by the Fund are disclosed in the Consolidated Statement of Operations.

Note 8 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at net asset value, which is the minimum amount permitted. The first repurchase offer was made within six months following effectiveness of the Fund’s registration statement.

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

The following table summarizes the share repurchases completed during the period ended December 31, 2025.

Repurchase Date		Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Shares Repurchased	Aggregate Consideration for Repurchased Shares	% of Outstanding Shares Repurchased	Proration% Repurchased(1)
09/30/25	09/24/25	71,210	5%	—	—	$—	0.00%	N/A
(1)If the repurchase offer was oversubscribed, then Fund repurchased shares on a pro-rata basis.

Note 9 — Unfunded Commitment

As of December 31, 2025, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loans	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
Residential Transitional Loans
1018 Hancock Ave. LLC, 11485	$11,001	$11,001	$—
1103 Hoe NY LLC, 11571	17,000	17,000	—
445 GK LLC, 11573	995,000	995,000	—
5 Star Discount Homes LLC, 11641	758,133	758,133	—
521 Bayway LLC, 11634	8,372	8,372	—
ABC Andover LLC, 11418	150,300	150,300	—
Annamalayar LLC, 11643	1,011,610	1,011,610	—
Arlington Ave., Properties, 11506	175,000	175,000	—
Canopy West LLC, 11490	32,550	32,550	—
Dez Development, 11560	20,000	20,000	—
Freddy LLC, 11436	89,200	89,200	—
GMS Property Investments, 11493	35,700	35,700	—
HHM Properties LLC, 11497	31,450	31,450	—
Ironhorse Fund, 11559	434,633	434,633	—
J Harris Investments, 11520	72,200	72,200	—
J&M Moore Enterprise, 11501	5,000	5,000	—
JAN Realty LLC, 11489	50,900	50,900	—

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Notes to Consolidated Financial Statements

Loans	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
Jands Enterprises, 11507	$85,055	$85,055	$—
Leah Court LLC, 11541	35,401	35,401	—
Leah Court LLC, 11542	31,113	31,113	—
Leah Court LLC, 11543	43,543	43,543	—
Leah Court LLC, 11544	32,440	32,440	—
Muzzy Construction LLC, 11644	40,850	40,850	—
Nelly Homes Corp., 11492	4,065	4,065	—
NYC Holding Group, 11426	150,000	150,000	—
Peaks Townhomes, 11557	1,240,774	1,240,774	—
Peaks Townhomes, 11558	808,702	808,702	—
PPP Properties, 11619	31,000	31,000	—
Properties By T&M, 11441	40,700	40,700	—
Right Hand Offers, 11617	5,000	5,000	—
Taft Gardens LLC, 11561	461,441	461,441	—
Vapa Investments LLC, 11636	35,533	35,533	—
Total Residential Transitional Loans	6,943,666	6,943,666
Land Banking Loans
Quarter Path	2,592,770	2,592,770
$9,536,436		$9,536,436	$—

Note 10 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Real Estate Debt Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of First Eagle Real Estate Debt Fund and its subsidiaries (the “Fund”) as of December 31, 2025, and the related consolidated statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the period March 31, 2025 (inception date) to December 31, 2025 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period March 31, 2025 (inception date) to December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and loan servicers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York
February 27, 2026

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b‑1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2025 and held for the six-months ended December 31, 2025.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 12/31/25	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Real Estate Debt Fund
Class I	4.45%	$1,000	$1,044.50	0.46%	$2.37
(1)For the six-months ended December 31, 2025.
(2)Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.
(3)Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2025 and held for the six-months ended December 31, 2025.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Real Estate Debt Fund
Class I	5.00%	$1,000	$1,022.89	0.46%	$2.35
(1)For the six-months ended December 31, 2025.
(2)Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

General Information

Form N-PORT portfolio schedule

The First Eagle Real Estate Debt Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund’s proxy voting policies, (2) a description of the Fund’s proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC’s Web site at www.sec.gov.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by SS&C GIDS, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters” in the Fund’s Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Privacy Notice

The Trust is providing you with this privacy notice to inform you of how we process your personal information. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy notice supersedes any of our previous notices relating to the information you disclose to us.

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◼Social Security number, income, and assets
◼account balances, payment history, and account activity
◼credit history and credit scores
◼name, address, telephone number, occupation
◼online information, such as your IP address and data gathered from your browsing activity and location
◼information we encounter in public records in the ordinary course of business

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Privacy Notice

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	N/A
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	N/A
To limit
◼Call 800.334.2143 and indicate your desire to limit our sharing
◼Visit us online: www.firsteagle.com/individuals-home or
◼Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 800.334.2143 or go to www.firsteagle.com/individuals-home

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Privacy Notice

#

Mail-in Form
If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. ❑Apply my choices only to me

Mark any/all you want to limit:

❑Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
❑Do not allow your affiliates to use my personal information to market to me.
❑Do not share my personal information with nonaffiliates to market their products and services to me.

	Name	Mail to: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324
Address

City, State, Zip
Account #

#

What we do
How does the Trust protect my personal information?

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

How does the Trust collect my personal information?

We collect your personal information, for example, when you

◼open an account, make transactions using your account, or deposit money
◼subscribe to receive information, submit an application, or otherwise submit a form containing personal information
◼use our services online

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Privacy Notice

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◼sharing for affiliates’ everyday business purposes—information about your creditworthiness
◼affiliates from using your information to market to you
◼sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◼Affiliated companies include First Eagle Investments; First Eagle Holdings, Inc.; First Eagle Investment Management, LLC; FEF Distributors, LLC; First Eagle Separate Account Management, LLC; First Eagle Alternative Credit, LLC; ; Napier Park Global Capital Ltd; Napier Park Global Capital GmbH, Napier Park Global Capital (US) LP; First Eagle Investment Management Ltd; First Eagle Investment Management GmbH; First Eagle Investments Sarl; First Eagle Funds (Ireland) ICAV; First Eagle Amundi Sub-Funds (Luxembourg) SICAV; First Eagle Overseas Variable Fund, a portfolio of First Eagle Variable Funds, an open-end investment management company; First Eagle Credit Opportunities Fund, a closed-end interval fund; First Eagle Tactical Municipal Opportunities Fund, a closed-end interval fund; First Eagle High Yield Municipal Completion Fund, a portfolio of First Eagle Completion Fund Trust, an open-end investment management company; First Eagle Private Credit Fund, a business development company; First Eagle Global Equity ETF (FEGE) and First Eagle Overseas Equity ETF (FEOE), exchange traded funds; and First Eagle Funds and any sub-funds, as applicable.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Privacy Notice

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼Nonaffiliated third parties may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, other parties providing individual shareholder servicing, accounting and recordkeeping services, attorneys, accountants, and auditors.

Data Subject Rights

Individuals in some jurisdictions may have certain data subject rights. These rights vary, but they may include the right for individuals to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority. If you have any questions about exercising these rights call 800.334.2143 or go to www.firsteagle.com/individuals-home.

Special Notice for Residents of California

First Eagle does not sell non-public personal information or share non-public personal information for cross-context behavioral advertising. We will not share information we collect about you with nonaffiliates, except as required or permitted by California or other applicable law, including as described above. While the law provides California residents with data rights in some circumstances, the state protections do not apply to personal information collected about current or former investors whose information is protected by federal financial privacy law under the Gramm Leach Bliley Act and the SEC’s Reg S-P.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Privacy Notice

Other important information

Sharing of Personal Information with Nonaffiliated Third Parties

We will only share your personal information collected, as described above, with nonaffiliated third parties:

•At your request;
•When you authorize us to process or service a transaction or product (nonaffiliated third parties in this instance may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);
•With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them;
•With third parties as part of a corporate business transaction such as a merger, joint venture, financing, reorganizing, or sale of company assets;
•As necessary to establish, defend, or otherwise manage a legal claim; or
•When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Management of the Fund

The business of the Fund is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Fund is set forth below. Some of the Trustees and officers are employees of the Adviser or Subadviser and their affiliates. At least a majority of the Fund’s Board of Trustees are not “interested persons” as that term is defined in the 1940 Act.

Independent Trustees(1)

Lisa Anderson | Trustee | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Global Affairs and Public Policy, American University in Cairo; Member, Advisory Board, Kluge Center, Library of Congress, Washington, DC; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke(2) | Trustee (Chair) | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.
(2)Ms. Beinecke serves as senior counsel at Hughes Hubbard & Reed LLP, which has provided legal services to an entity in which one of the Adviser’s parent companies indirectly holds a minority equity interest. Ms. Beinecke has no role or economic interest in this matter and, since she is not a partner of the firm, she does not share in Hughes Hubbard & Reed LLP’s profits. To date, Hughes Hubbard & Reed LLP has not received revenue from this matter, and any anticipated revenue will represent only a deminimus percentage of firm revenue. The Board believes that this matter does not impact Ms. Beinecke’s status as an Independent Trustee.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (12 portfolios), First Eagle Variable Funds (Chair) (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Lead Trustee, Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City

Peter W. Davidson | Trustee | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to January 2019, CEO, Aligned Intermediary, Inc.; prior to June 2015, Executive Director, Loan Program Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Chairman, Summit Ridge Energy; Director, Beam Global; Chairman, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Board member, SWTCH

Jean D. Hamilton | Trustee | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations; prior to May 2022, Director, RenaissanceRe Holdings Ltd

William M. Kelly | Trustee | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Trustee Emeritus, St. Anselm College

Paul J. Lawler | Trustee | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation

Mandakini Puri | Trustee | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1960)

Principal Occupation(s) During Past 5 Years: Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of BlackRock Private Equity

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Trustee, Vornado Realty Trust; Director, Alexander’s Inc.; prior to June, 2018, Director, Validus Holdings; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board

Scott Sleyster | Trustee | September 2025 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1960)

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Principal Occupation(s) During Past 5 Years: Executive Vice President and Head of Market Competitiveness at Prudential Financial

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Board of directors, North Star Academy; Trustee, Princeton Theological Seminary; Member of Columbia University’s Climate Board of Advisors

Interested Trustees(3)(4)

John P. Arnhold | Trustee | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Director, Conservation International; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.
(3)Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(4)The term of office of each Interested Trustee is indefinite.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Interested Trustees(3)(4)—(continued)

Mehdi Mahmud | Trustee | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Tactical Municipal Opportunities Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

Officers(5)

Mehdi Mahmud | President | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Frank Riccio | Senior Vice President | Effective April 3, 2025
1345 Avenue of the Americas | New York, New York | 10105
(born March 1978)

Principal Occupation(s) During Past Five (5) Years: Executive Managing Director, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund;

(3)Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(4)The term of office of each Interested Trustee is indefinite.
(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Officers(5)—(continued)

Brandon Webster | Chief Financial Officer and Principal Financial Officer | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1987)

Principal Occupation(s) During Past Five (5) Years: Managing Director, Head of Fund Administration, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; prior to July 2024, Director and Deputy Head of Fund Administration, Lord Abbett

Seth Gelman | Chief Compliance Officer | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1975)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America

David O’Connor | General Counsel | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Executive Managing Director, First Eagle Investment Management, LLC; General Counsel and Officer of First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance, Senior Managing Director and Chief Legal Officer, First Eagle Alternative Credit, LLC; CEO, First Eagle Private Credit Fund; prior to May 2024, Head of Legal & Compliance, First Eagle Private Credit Fund

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Officers(5)—(continued)

Sheelyn Michael | Secretary and Deputy General Counsel | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Managing Director, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; Director, First Eagle Investment Management, Ltd; Deputy General counsel, First Eagle Private Credit Fund

Michael Luzzatto | Vice President | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Managing Director, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; Vice President, First Eagle Private Credit Fund

Peter Marion | Chief Accounting Officer | March 2025 to present

280 Park Ave, 3rd Floor | New York, New York | 10017
(born May 1968)

Principal Occupation(s) During Past Five (5) Years: Managing Director and Head of Operations and Technology, Napier Park Global

Jeffrey Traum | Associate General Counsel | March 2025 to present

355 Alhambra Circle, Suite 1340 | Coral Gables, Florida | 33134
(born January 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Managing Director and General Counsel, Napier Park Global Capital

Shuang Wu | Treasurer | March 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1990)

Principal Occupation(s) During Past Five (5) Years: Director, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; prior to December 2022, Vice President and Assistant Treasurer, Credit Suisse; prior to December 2020, Manager, PricewaterhouseCoopers

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter W. Davidson

Jean D. Hamilton

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Mandakini Puri

Scott Sleyster

Officers

Mehdi Mahmud

President

Frank Riccio

Senior Vice President

Michael Luzzatto

Vice President

Brandon Webster

Chief Financial Officer

Seth Gelman

Chief Compliance Officer

David O’Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Peter Manion

Chief Accounting Officer

Jeffrey Traum

Associate General Counsel

Shuang Wu

Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Subadviser

Napier Park Global Capital (US) LP

280 Park Ave
New York, NY 10017

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

U.S. Bank National Association

1 Federal St, Boston, MA 02110

Shareholder Servicing Agent

SS&C GIDS, Inc.

801 Pennsylvania Avenue,
Suite 219324
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Real Estate Debt Fund.

First Eagle Real Estate Debt Fund | Annual Report | December 31, 2025

First Eagle Real Estate Debt Fund is offered by FEF Distributors, LLC

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105‑0048
800.334.2143 www.firsteagle.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Mandakini Puri, Paul J. Lawler, William M. Kelly, Jean Hamilton and Peter Davidson as Audit Committee Financial Experts. Ms. Puri, Mr. Lawler, Mr. Kelly, Ms. Hamilton and Mr. Davidson are considered by the Board to be independent trustees.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the year ended December 31, 2025, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $125,000. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the year ended December 31, 2025, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0.

(c)	Tax Fees:

For the year ended December 31, 2025, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $163,500.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In the year ended December 31, 2025, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)	(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)	(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	According to PwC, for the year ended December 31, 2025, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g)	Other than as described in the table above, the aggregate fees billed for the most recent year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2025.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable at this time.

Item 6. Investments.

Please see the consolidated schedule of investments contained under Item 1 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Refer to the N-CSRS filed with the SEC as of and for the period ended June 30, 2025.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees has delegated to First Eagle Investment Management, LLC ("FEIM" or the "Adviser") the authority to vote proxies received by First Eagle Real Estate Debt Fund(the "Fund") from the companies in which they invest. The Adviser in turn has delegated this authority to Napier Park Global Capital (US) LP (“ Napier Park” or the “Subadviser”) which has adopted policies and procedures (collectively, the “Proxy Voting Policy”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Subadviser to vote proxies in a manner that serves the best interest of the client.

The Proxy Voting Policy provides procedures to address conflicts of interest between the Subadviser and a client with respect to voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third-party that has an interest in the vote. A conflict of interest also could arise when the Fund, the Adviser or principal underwriter or any of their affiliates has an interest in the vote.

If the Subadviser becomes aware of a potential conflict of interest with respect to a proxy to be voted for a client, the Proxy Voting Policy requires notification to the Chief Compliance Officer of the Subadviser (the “Subadviser CCO”). The Subadviser CCO then determines whether a material conflict of interest exists and, if so, the appropriate method of resolving the conflict. Such methods may include voting in accordance with the recommendation of a third-party, voting pursuant to pre-determined voting guidelines or, in certain circumstances, consultation with the Board of Trustees. The Subadviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable. These conflicts procedures are intended to reduce, but they will not necessarily eliminate, any influence on the proxy voting by conflicts of interest.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Rajesh Agarwal is a portfolio manager with Napier Park and, supported by a team of analysts, is responsible for the day-to-day management of the Fund. His professional background is below.

Rajesh Agarwal is Senior Managing Director and Portfolio Manager and is Head of the Real Estate Debt Strategy at Napier Park. Napier Park separated from Citigroup’s alternative investment arm, Citi Capital Advisors, in February 2013. Prior to joining Citi Capital Advisors in March 2008, Rajesh was a Managing Partner and Portfolio Manager in HSPI, LP formerly affiliated with Halcyon from 2006-2008. Prior to joining Halcyon from 2004-2006, Rajesh was a Senior Analyst at Merrill Lynch Investment Managers (“MLIM”), where he served as lead analyst for asset selection across residential housing sectors (Prime/Alt-A/Sub-Prime) and CDOs for three high-grade CDO deals launched and managed by MLIM. Prior to joining ABS/MBS research, he worked in the Global Markets and Investment Banking group at Merrill Lynch from 1998-2004. From 1996-1998, Rajesh was a Senior Engineer at Simulation Sciences, Inc., where he developed simulation algorithms used by the chemical industry. Rajesh received a Ph.D. in Chemical Engineering and an MS in Chemical Engineering, both from the University of Texas at Austin.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance
Rajesh Agarwal	Other Registered Investment Companies	1	1,182,411,325	-	-
	Other Pooled Investment Vehicles	2	1,494,438,227	2	1,494,438,227
	Other Accounts	4	1,941,664,533	4	1,941,664,533

* Information as of December 31, 2025 except as noted, and is unaudited.

Potential Conflicts of Interests

The Adviser and Subadviser will experience conflicts of interest in connection with the management of the Fund, including the following situations. The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of the Adviser and/or Subadviser, its clients and its affiliates.

The Adviser, the Subadviser and their affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, the Adviser or the Subadviser may serve as investment adviser to one or more private funds, registered closed-end funds, separate managed accounts, and collateralized loan obligations (“CLOs”). In addition, the Fund’s officers may serve in similar capacities for one or more private funds, registered closed-end funds, separate managed accounts and CLOs. To the extent the Adviser, Subadviser and/or their affiliates determine that an investment is appropriate for the Fund and for one or more other funds, the Adviser and the Subadviser and/or their affiliates, as applicable, allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) the requirements of the 1940 Act, (b) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and (c) the Adviser and Subadviser’s internal conflict of interest and allocation policies. The Fund and the Adviser rely on exemptive relief from the SEC that permits the Fund to, among other things, co-invest with certain other persons, including certain affiliates of the Adviser and certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

The Adviser has established policies to ensure that the Fund will generally share equitably with other funds managed by the Adviser, Subadviser and/or their affiliates in investment opportunities that are suitable for the Fund and such other investment funds.

The Subadviser has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by the Subadviser or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

The Advisers’ affiliation with Genstar Capital and First Eagle Alternative Credit, LLC (“FEAC”), a wholly owned subsidiary of the Adviser, requires the Advisers to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or the companies in which the Fund invests. For example, should the Advisers wish to cause the Fund to execute portfolio transactions through broker dealers associated with Genstar Capital, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from FEAC, Genstar Capital or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by FEAC, Genstar Capital or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Genstar Capital may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Genstar Capital, conflicts of interest may arise from the presence of Genstar Capital representatives on the company board or the payment of compensation by the company to Genstar Capital or an affiliate. Moreover, the Advisers could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Advisers have a direct or indirect financial interest in its success. There also may be instances where Genstar Capital could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Genstar Capital. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Genstar Capital may have or transactions or investments Genstar Capital and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Manager is employed by the Sub-Adviser, a wholly owned subsidiary of the Adviser. The investment professionals are offered the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Manager is evaluated based on a set of objective and subjective performance criteria. Annual investment performance is a significant component of this evaluation along with individual, team and firm performance. Generally, the Portfolio Manager is offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. The intent of this compensation plan is the long-term alignment of interests between the investment team and our clients over a multi-year period. Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

In addition to the Portfolio Manager’s salary and annual bonus, the Adviser offers employees significant benefits. Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

(a)(4) Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Information as of December 31, 2025

Portfolio Manager	Dollar Range
Rajesh Agarwal	None

(b) Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 16. Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Real Estate Debt Fund

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date March 6, 2026

By (Signature and Title)*	/s/ Brandon Webster
Brandon Webster, Principal Financial Officer

Date March 6, 2026

*Print the name and title of each signing officer under his or her signature.